Exhibit 10.6

AMENDMENT NO. 2 TO AMENDED AND RESTATED
CONSTRUCTION AND TERM LOAN AGREEMENT

        This AMENDMENT NO. 2 TO AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT, dated as of December 30, 1994, is made by and among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower, (ii) CREDIT SUISSE, NATIONAL WESTMINSTER BANK plc, THE BANK OF NOVA SCOTIA, THE SUMITOMO BANK, LIMITED, New York Branch, THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, UNION BANK, UNION BANK OF SWITZERLAND, THE FUJI BANK LIMITED, Los Angeles Agency, CREDIT LYONNAIS, New York Branch, CREDIT SUISSE, Cayman Island Branch, THE TORONTO-DOMINION BANK and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and each Purchasing Institutional Lender, as Institutional Lenders, (iv) CREDIT SUISSE, New York Branch, as the Issuing Bank, (v) CREDIT SUISSE, NATIONAL WESTMINSTER BANK plc, THE BANK OF NOVA SCOTIA and THE SUMITOMO BANK, LIMITED, New York Brach, as Co-Agents, and (vi) CREDIT SUISSE, as Agent for the Lenders, the Institutional Lenders and the Issuing Bank.

W I T N E S S E T H:

        WHEREAS, the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994 (the “Credit Agreement”), among Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent sets forth, among other things, the terms and conditions upon which the Lenders and the Institutional Lenders are willing to make available to Borrower certain Loans and Institutional Loans (unless otherwise defined herein, terms and used herein and defined in the Credit Agreement shall have the meanings indicated in the Credit Agreement, and unless otherwise specified herein, references to any “Article” or “Section” shall refer to the appropriate article or section of the Credit Agreement); and

        WHEREAS, Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent desire to amend the Credit Agreement as provided herein:

        NOW, THEREFORE, IT IS AGREED:

        Section 1.      Amendment. Subject to the limitations contained in Section 2 hereof, the Credit Agreement is hereby amended as follows:

               (a)     Section 6.1(c)(vii) is hereby amended by inserting “up to a maximum amount of $18,000,000 prior to the Tranche B Conversion date and thereafter” after the comma in the fourth line thereof.

               (b)     Section 6.1(c) is hereby amended by adding a new subsection (xii) as follows:

               “(xii)        Notwithstanding anything contained herein, Borrower shall not make any distributions to partners prior to the Tranche A Conversion Date.”

               (c)     Section 7.1(j) is hereby amended by deleting “, WCSC, KCCC” in the third line thereof.

               (d)     Exhibit X is hereby amended by adding, in the appropriate alphabetic order, the following definitions:

               “Assumption Agreement” means the Assumption Agreement, dated as of December __, 1994, by Consol Kentucky in favor of Westmoreland and certain of its affiliates.

               “Consol Energy” means Consol Energy Inc., a Delaware corporation.

               “Consol Kentucky” means Consol of Kentucky Inc., a Delaware corporation.

               (e)     The definition of “Independent Engineer” in Exhibit X is hereby amended by deleting “and Associates” in the first line thereof.

               (f)     The definition of “Rail Transportation Agreement” in Exhibit X is hereby amended by inserting after the third comma in the thirteenth line thereof “as assigned to and assumed by Consol Kentucky pursuant to the Assumption Agreement,”.

               (g)     The definition of “Rova I Coal Subcontract” in Exhibit X is hereby amended by inserting after the first comma in the sixth line thereof “as assigned to and assumed by Consol Kentucky pursuant to the Assumption Agreement,”.

               (h)     The definition of “Rova I Coal Subcontract Guaranty” in Exhibit X is hereby amended in its entirety to read as follows:

               “Rova I Coal Subcontract Guaranty” means the Guaranty Agreement, dated as of December __, 1994, by Consol Energy for the benefit of Borrower guaranteeing Consol Kentucky’s performance under the Rova I Coal Subcontract, as the same may be amended, modified or supplemented from time to time.

               (i)     The definition of “Rova II Coal Subcontract” in Exhibit X is hereby amended by inserting after the third comma in the third line thereof “as assigned to and assumed by Consol Kentucky pursuant to the Assumption Agreement,”.

               (j)     The definition of “Rova II Coal Subcontract Guaranty” in Exhibit X is hereby amended in its entirety to read as follows:

               “Rova II Coal Subcontract Guaranty” means the Guaranty Agreement, dated as of December __, 1994, by Consol Energy for the benefit of Borrower guaranteeing Consol Kentucky’s performance under the Rova II Coal Subcontract, as the same may be amended, modified or supplemented from time to time.

               (k)     The definition of “Step-In Rights Agreement” in Exhibit X is hereby amended in its entirety to read as follows:

               “Step-In Rights Agreement” means, collectively, (i) the Lease Agreement, dated as of December 27, 1991, including Lease Supplement No. 1. between Keycorp Leasing Ltd. and Westmoreland; (ii) Step-In Rights Agreement and Assignment of Lease, dated as of December __, 1994, by Consol Kentucky in favor of Borrower; and (iii) the Consent to Assignment of Agreement, dated as of December 1, 1993, among Keycorp Leasing Ltd., Hitachi Credit America Corp., Borrower, Coal Supplier and Agent, as the same may be amended, modified or supplemented from time to time.

               (l)     The definition of “Tranche A Date Certain” in Exhibit X is hereby amended in its entirety to read as follows:

               “Tranche A Date Certain” means January 31, 1995, as the same may be extended upon request by Borrower and approved by all the Lenders and Institutional Lenders, but in no case shall the Tranche A Date Certain be extended beyond June 30, 1995.

        Section 2.      Limitations. Except as expressly stated hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment No. 2 shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement.

        Section 3.      Miscellaneous.

               (a)     On and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Project Document, Loan Instrument or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment No. 2.

               (b)        This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               (c)        This Amendment No. 2 shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

               (d)        All agreements, covenants, conditions and provisions of this Amendment No. 2 shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 2 as of the date first above written.

BORROWER:

WESTMORELAND-LG&E PARTNERS

By:	WESTMORELAND-ROANOKE VALLEY, L.P., as general partner

By:	WEI-ROANOKE VALLEY, INC., as general partner

By:	/s/ Matthew S. Sakurada Name: Matthew S. Sakurada Title: President

By:	LG&E ROANOKE VALLEY L.P., as general partner

By:	LG&E POWER 16 INCORPORATED, as general partner

By:	/s/ S. Bradford Rives Name: S. Bradford Rives Title: Vice President and Treasurer

AGENT, CO-AGENTS AND LENDERS:

CREDIT SUISSE, as Agent, Co-Agent and Lender

By:	/s/ p.p. Roland Pfeuti Name: Roland Pfeuti Title: Associate

By:	/s/ Bryon McGregor Name: Bryon McGregor Title: Member of Senior Management

NATIONAL WESTMINSTER BANK PLC, as Co-Agent and Lender

By:	/s/ T. Patrick Holland Name: T. Patrick Holland Title: Vice President

THE BANK OF NOVA SCOTIA, as Co-Agent and Lender

By:	/s/ Donald J. Dupont Name: Donald J. Dupont Title: Vice President

THE SUMITOMO BANK, LIMITED, New York Branch as Co-Agent and Lender

By:	/s/ Yoshinori Kawamura Name: Yoshinori Kawamura Title: Joint General Manager

THE SUMITOMO TRUST AND BANKING CO., LTD New York Branch, as Lender

By:	/s/ Hidehiko Asai Name: Hidehiko Asai Title: Deputy General Manager

THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, as Lender

By:	[illegible] Name: Title:

UNION BANK, as Lender

By:	/s/ Julie Bloomfield Name: Julie Bloomfield Title: AVP

UNION BANK OF SWITZERLAND, as Lender

By:	/s/ Paul J. Brink Name: Paul J. Brink Title: Assistant Treasurer

By:	/s/ Paul G. Naumann Name: Paul G. Naumann Title: Managing Director

THE FUJI BANK LIMITED, Los Angeles Agency, as Lender

By:	/s/ [illegible] Name: Title:

CREDIT LYONNAIS, New York Branch, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Vice President

CREDIT LYONNAIS, Cayman Island Branch, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Vice President

THE TORONTO DOMINION BANK, as Lender

By:	/s/ Linda A. Lavin Name: Linda A. Lavin Title: Director

INSTITUTIONAL LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
as Institutional Lender and Institutional Agent

By:	/s/ Joseph J. Lemanowicz Name: Joseph J. Lemanowicz Title: Vice President

ISSUING BANK:

CREDIT SUISSE, New York Branch,
as Issuing Bank

By:	/s/ p.p. Roland Pfeuti Name: Roland Pfeuti Title: Associate